                            SUNAMERICA SERIES TRUST
               Supplement to the Prospectus dated April 20, 2000

       The date of the Prospectus is hereby changed to December 29, 2000.

This supplement should be read in conjunction with the Trust's Prospectus dated April 20, 2000. Capitalized terms used herein have the same meaning as in the Prospectus.

Dated: December 29, 2000

PERFORMANCE INFORMATION

The following supplements the information accompanying the Risk/Return Bar Charts under the "TRUST HIGHLIGHTS" section of the Prospectus.

The following is the year-to-date return information as of the most recent calendar quarter ended September 30, 2000:

                         PORTFOLIO                            RETURN
                         ---------                            ------
Cash Management Portfolio...................................    4.41%
SunAmerica Balanced Portfolio...............................    0.41%
Equity Index Portfolio......................................   -1.84%
Davis Venture Value Portfolio...............................    8.29%
Alliance Growth Portfolio...................................   -3.70%
Aggressive Growth Portfolio.................................   10.66%
International Growth and Income Portfolio...................    3.71%

INFORMATION ABOUT THE SUBADVISERS

The following supplements the information under the "MANAGEMENT -- INFORMATION ABOUT THE SUBADVISERS" section of the Prospectus:

BANC OF AMERICA CAPITAL MANAGEMENT, INC. (BACAP) is located at One Bank of America Plaza, Charlotte, NC 28255. BACAP and its affiliates, dedicated to providing responsible investment management and superior management and superior service, manage money for foundations, universities, corporation, institutions and individuals. SAAMCo has hired BCAP to serve as subadviser for the CASH MANAGEMENT PORTFOLIO effective December 29, 2000.

PORTFOLIO MANAGEMENT

The following replaces the information under the "MANAGEMENT -- PORTFOLIO MANAGEMENT" section of the Prospectus with respect to the CASH MANAGEMENT PORTFOLIO.

-----------------------------------------------------------------------------------------------------------------
         PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                        ADVISER/              PORTFOLIO MANAGER (AND/
                                       SUBADVISER               OR MANAGEMENT TEAM)
-----------------------------------------------------------------------------------------------------------------
 Cash Management               BACAP                         - Taxable Money Market       N/A
                                                               Management Team
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following supplements the information under the "FINANCIAL HIGHLIGHTS" section of the Prospectus:

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio are intended to help you understand the Portfolios' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information, except for the six month period ended July 31, 2000, has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders, which is available upon request.

                                                            NET        NET                          TOTAL
                                                           ASSET     INVEST-    NET REALIZED &       FROM
                                                           VALUE       MENT     UNREALIZED GAIN    INVEST-
                         PERIOD                          BEGINNING    INCOME       (LOSS) ON         MENT
                         ENDED                           OF PERIOD   (LOSS)**     INVESTMENTS     OPERATIONS
   ---------------------------------------------------------------------------------------------------------
   Cash Management Portfolio

   11/30/95                                               $10.47      $0.56         $ 0.01          $0.57
   11/30/96                                                10.70       0.53          (0.02)          0.51
   11/30/97                                                10.76       0.53           0.01           0.54
   11/30/98                                                10.74       0.54          (0.02)          0.52
   1/31/99#                                                10.58       0.08           0.01           0.09
   1/31/00                                                 10.67       0.51             --           0.51
   7/31/00+                                                10.94       0.31           0.01           0.32

   SunAmerica Balanced Portfolio

   6/3/96-
   11/30/96                                                10.00       0.10           1.03           1.13
   11/30/97                                                11.13       0.23           2.15           2.38
   11/30/98                                                13.45       0.30           2.33           2.63
   1/31/99#                                                15.61       0.05           1.58           1.63
   1/31/00                                                 17.24       0.36           1.80           2.16
   7/31/00+                                                19.06       0.18           0.26           0.44

   Equity Index Portfolio

   12/14/98-
   1/31/99                                                 10.00       0.01           1.17           1.18
   1/31/00                                                 11.15       0.12           0.67           0.79
   7/31/00+                                                11.88       0.04           0.30           0.34

   Davis Venture Value Portfolio

   11/30/95                                                 9.78       0.17           3.55           3.72
   11/30/96                                                13.47       0.18           3.46           3.64
   11/30/97                                                16.90       0.19           4.73           4.92
   11/30/98                                                21.47       0.20           2.23           2.43
   1/31/99#                                                23.10       0.03           1.25           1.28
   1/31/00                                                 24.38       0.13           3.06           3.19
   7/31/00+                                                26.44       0.05           1.91           1.96

                                                                         DIVIDENDS     NET                     NET
                                                         DIVIDENDS       FROM NET     ASSET                   ASSETS
                                                       DECLARED FROM     REALIZED     VALUE                   END OF
                         PERIOD                        NET INVESTMENT     GAIN ON     END OF     TOTAL        PERIOD
                         ENDED                             INCOME       INVESTMENTS   PERIOD   RETURN***     (000'S)
   --------------------------------------------------  --------------------------------------------------------------
   Cash Management Portfolio
   11/30/95                                            $       (0.34)     $   --      $10.70      5.59%      $ 90,731
   11/30/96                                                    (0.45)         --       10.76      4.92         91,247
   11/30/97                                                    (0.56)         --       10.74      5.22        156,119
   11/30/98                                                    (0.68)         --       10.58      5.05        223,640
   1/31/99#                                                       --          --       10.67      0.85        277,370
   1/31/00                                                     (0.24)         --       10.94      4.85        466,588
   7/31/00+                                                       --          --       11.26      2.93        481,159
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                                       --          --       11.13     11.30         10,224
   11/30/97                                                    (0.04)      (0.02)      13.45     21.48         44,621
   11/30/98                                                    (0.11)      (0.36)      15.61     19.81        149,242
   1/31/99#                                                       --          --       17.24     10.44        194,878
   1/31/00                                                     (0.12)      (0.22)      19.06     12.76        509,054
   7/31/00+                                                       --          --       19.50      2.31        586,483
   Equity Index Portfolio
   12/14/98-
   1/31/99                                                     (0.03)         --       11.15     11.81         11,168
   1/31/00                                                     (0.06)         --       11.88      7.05         63,487
   7/31/00+                                                       --          --       12.22      2.86         67,612
   Davis Venture Value Portfolio
   11/30/95                                                    (0.03)         --       13.47     38.17        154,908
   11/30/96                                                    (0.09)      (0.12)      16.90     27.44        516,413
   11/30/97                                                    (0.09)      (0.26)      21.47     29.62       1,140,053
   11/30/98                                                    (0.12)      (0.68)      23.10     11.36       1,725,411
   1/31/99#                                                       --          --       24.38      5.54       1,840,354
   1/31/00                                                     (0.20)      (0.93)      26.44     13.42       2,303,994
   7/31/00+                                                       --          --       28.40      7.41       2,557,943

                                                                         RATIO OF NET
                                                        RATIO OF          INVESTMENT
                                                       EXPENSES TO        INCOME TO
                         PERIOD                        AVERAGE NET       AVERAGE NET    PORTFOLIO
                         ENDED                           ASSETS             ASSETS      TURNOVER
   --------------------------------------------------  ------------------------------------------
   Cash Management Portfolio
   11/30/95                                                 0.67%            5.32%          --%
   11/30/96                                                 0.62             4.90           --
   11/30/97                                                 0.63             5.06           --
   11/30/98                                                 0.58             4.97           --
   1/31/99#                                                0.62+             5.02+          --
   1/31/00                                                  0.53             4.82           --
   7/31/00+                                                 0.53+            5.71+          --
   SunAmerica Balanced Portfolio
   6/3/96-
   11/30/96                                              1.00+++          1.92+++           40
   11/30/97                                                 1.00             1.82          143
   11/30/98                                                 0.78             2.10          111
   1/31/99#                                                 0.74+@           1.73+@         26
   1/31/00                                                  0.66             2.01          197
   7/31/00+                                                 0.64+            1.89+         131
   Equity Index Portfolio
   12/14/98-
   1/31/99                                                  0.55+++          0.75+++        --
   1/31/00                                                  0.55++           1.02++          1
   7/31/00+                                                 0.55+            0.66+           1
   Davis Venture Value Portfolio
   11/30/95                                                 1.00++           1.43++         18
   11/30/96                                                 0.85             1.21           22
   11/30/97                                                 0.79             0.98           22
   11/30/98                                                 0.75             0.89           25
   1/31/99#                                                0.77+             0.86+           5
   1/31/00                                                  0.74             0.51           23
   7/31/00+                                                 0.75+            0.39+          19

---------------

     *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

     +  Annualized

     @ Net of custody credits of 0.01%, 0.01%, 0.02%, and 0.01% for the periods ending November 30, 1998, January 31, 1999, January 31, 2000, and July 31, 2000 respectively.

     +  Unaudited
     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                           EXPENSES
                                   --------------------------------------------------------
                                   11/95   11/96   11/97   11/98   1/99+     1/00    7/00+
                                   --------------------------------------------------------
    Cash Management..............  0.67%   0.62%   0.63%   0.58%    0.62%    0.53%    0.53%
    SunAmerica Balanced..........    --    1.43    1.00    0.78     0.74     0.66     0.64
    Equity Index ................    --      --      --      --     1.80     0.85     0.55
    Davis Venture Value..........  1.02    0.85    0.79    0.75     0.77     0.74     0.75

                                                 NET INVESTMENT INCOME (LOSS)
                                   --------------------------------------------------------
                                   11/95   11/96   11/97   11/98   1/99+     1/00    7/00+
                                   --------------------------------------------------------
    Cash Management..............  5.32%   4.90%   5.06%   4.97%    5.02%    4.82%    5.71%
    SunAmerica Balanced..........    --    1.49    1.82    2.10     1.73     2.01     1.89
    Equity Index ................    --      --      --      --     0.50     0.72     0.66
    Davis Venture Value..........  1.41    1.21    0.98    0.89     0.86     0.51     0.39

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                    NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS
                                                   ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                   VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED
                     PERIOD                      BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                      ENDED                      OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
   --------------------------------------------------------------------------------------------------------------------------------
   Alliance Growth Portfolio

   11/30/95                                       $10.64       $ 0.07         $5.08          $5.15      $      (0.03)     $(0.13)
   11/30/96                                        15.63         0.08          4.07           4.15             (0.04)      (1.01)
   11/30/97                                        18.73         0.16          4.76           4.92             (0.05)      (1.04)
   11/30/98                                        22.56         0.07          7.77           7.84             (0.06)      (2.30)
   1/31/99#                                        28.04         0.00          7.22           7.22                --          --
   1/31/00                                         35.26        (0.04)         4.46           4.42             (0.05)      (3.05)
   7/31/00+                                        36.58        (0.03)         2.45           2.42                --          --

   Aggressive Growth Portfolio

   6/3/96-
   11/30/96                                        10.00         0.02          0.34           0.36                --          --
   11/30/97                                        10.36         0.01          1.40           1.41             (0.01)         --
   11/30/98                                        11.76         0.04          0.52           0.56                --          --
   1/31/99#                                        12.32           --          3.20           3.20                --          --
   1/31/00                                         15.52           --          8.59           8.59             (0.03)      (1.36)
   7/31/00+                                        22.72         0.01          0.68           0.69                --          --

   International Growth and Income Portfolio
   6/2/97-
   11/30/97                                        10.00         0.03          0.38           0.41                --          --
   11/30/98                                        10.41         0.13          0.86           0.99             (0.03)      (0.06)
   1/31/99#                                        11.31           --          0.40           0.40             (0.02)      (0.19)
   1/31/00                                         11.50         0.15          1.97           2.12             (0.45)      (0.89)
   7/31/00+                                        12.28         0.10          0.68           0.78                --          --

                                                 NET                        NET                       RATIO OF NET
                                                ASSET                      ASSETS       RATIO OF       INVESTMENT
                                                VALUE                      END OF      EXPENSES TO     INCOME TO
                     PERIOD                     END OF        TOTAL        PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
                      ENDED                     PERIOD      RETURN***     (000'S)        ASSETS        NET ASSETS    TURNOVER
   -------------------------------------------  ------------------------------------------------------------------------------
   Alliance Growth Portfolio
   11/30/95                                     $15.63        48.91%     $  167,870           0.79%       0.51%         138%
   11/30/96                                      18.73        28.05         381,367           0.71        0.51          121
   11/30/97                                      22.56        27.80         704,533           0.65        0.37          110
   11/30/98                                      28.04        35.92       1,396,140           0.58        0.27           90
   1/31/99#                                      35.26        25.75       1,864,924          0.63+       (0.01)+         11
   1/31/00                                       36.58        14.09       2,875,413           0.63       (0.11)          77
   7/31/00+                                      39.00         6.62       3,181,338           0.64+      (0.14)+         42
   Aggressive Growth Portfolio
   6/3/96-
   11/30/96                                      10.36         3.60          35,124           1.05+++     0.46+++        47
   11/30/97                                      11.76        13.62         103,603           0.90       (0.13)         221
   11/30/98                                      12.32         4.76         133,183           0.83        0.32          268
   1/31/99#                                      15.52        25.97         182,313           0.82+       0.13+          29
   1/31/00                                       22.72        60.62         450,073           0.75        0.02          131
   7/31/00+                                      23.41         3.04         610,031           0.69+@      0.10+@        135
   International Growth and Income Portfolio
   6/2/97-
   11/30/97                                      10.41         4.10          42,844           1.60+++     0.61+++        19
   11/30/98                                      11.31         9.58         128,344           1.46        1.12           51
   1/31/99#                                      11.50         3.56         142,497          1.46+       (0.10)          10
   1/31/00                                       12.28        17.99         253,962           1.21        1.16           75
   7/31/00+                                      13.06         6.35         310,015           1.15+       1.49+          34

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    +  Unaudited

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                            EXPENSES
                                      ----------------------------------------------------
                                      11/95   11/96   11/97   11/98   1/99+   1/00   7/00+
                                      ----------------------------------------------------
    Alliance Growth................   0.79%   0.71%   0.65%   0.58%   0.63%   0.63%  0.64%
    Aggressive Growth..............     --    1.09    0.90    0.83    0.82    0.75   0.69
    International Growth and
    Income.........................     --      --    2.02    1.46    1.46    1.21   1.15

                                                  NET INVESTMENT INCOME(LOSS)
                                     -----------------------------------------------------
                                     11/95   11/96   11/97   11/98   1/99+   1/00    7/00+
                                     -----------------------------------------------------
    Alliance Growth................  0.51%   0.51%   0.37%   0.27%   (0.01)% (0.11)% (0.14)%
    Aggressive Growth..............    --    0.42    (0.13)  0.32     0.13    0.02    0.10
    International Growth and
    Income.........................    --      --    0.19    1.12    (0.10)   1.16    1.49

                 ----------------------------------------------

                                   PROSPECTUS
                                 APRIL 20, 2000
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                  --    CASH MANAGEMENT PORTFOLIO
                  --    SUNAMERICA BALANCED PORTFOLIO
                  --    EQUITY INDEX PORTFOLIO
                  --    DAVIS VENTURE VALUE PORTFOLIO
                  --    ALLIANCE GROWTH PORTFOLIO
                  --    AGGRESSIVE GROWTH PORTFOLIO
                  --    INTERNATIONAL GROWTH AND INCOME PORTFOLIO

the SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     12

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     13

  Investment Strategies.....................................     13

GLOSSARY....................................................     15

  Investment Terminology....................................     15

  Risk Terminology..........................................     17

MANAGEMENT..................................................     19

  Investment Adviser and Manager............................     19

  Information about the Subadvisers.........................     19

  Portfolio Management......................................     20

  Custodian, Transfer and Dividend-Paying Agent.............     22

FINANCIAL HIGHLIGHTS........................................     22

FOR MORE INFORMATION........................................     25

                                        Q&A

       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.
       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.
       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

       MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.
      --------------------------------------------------------------------
                                TRUST HIGHLIGHTS
      --------------------------------------------------------------------
      The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about seven of the Trust's separate investment series ("Portfolios") and their investment goals and principal strategies. More complete investment information is provided in the charts, under "More Information About the Portfolios," which begin on page 13, and the glossary that follows on page 15.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.
                                   PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal                   portfolio of stocks and bonds, with
                                                        at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    Equity Index Portfolio  investment results that     invests primarily in common stocks
                            correspond with the         included in the S&P 500(R)
                            performance of the
                            Standard & Poor's 500(R)
                            Composite Stock Price
                            Index ("S&P 500(R)")
  ----------------------------------------------------------------------------------------------
    Davis Venture Value     growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small and medium sized
                                                        growth companies with market
                                                        capitalizations of $1.5 billion to
                                                        $10 billion
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the charts beginning on page 13 describe various additional risks.

    Risks of Investing in Equity Securities

    The EQUITY INDEX, DAVIS VENTURE VALUE, ALLIANCE GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED PORTFOLIO invests significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Bonds

    The SUNAMERICA BALANCED PORTFOLIO invests significantly in bonds. As with any bond fund, the value of your investment in such Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected for such Portfolio may underperform the market generally.

    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value of $1.00.

    Risks of Investing Internationally

    Except for the CASH MANAGEMENT PORTFOLIO, all of the Portfolios may invest internationally, including in "emerging market" countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the CASH MANAGEMENT PORTFOLIO and are primary risks of the INTERNATIONAL GROWTH AND INCOME PORTFOLIO.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the ALLIANCE GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    The EQUITY INDEX PORTFOLIO will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). Since the Portfolio is committed to a strategy, if that strategy is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolio will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolio may be more susceptible to general market declines than other Portfolios.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

    ----------------------------------------------------------------------------

                             CASH MANAGEMENT PORTFOLIO
    ----------------------------------------------------------------------------

[BAR CHART]



1994                                                                3.80%
1995                                                                5.48%
1996                                                                4.91%
1997                                                                5.22%
1998                                                                5.05%
1999                                                                4.87%

During the period shown in the bar chart, the highest return for a quarter was 1.36% (quarter ended 06/30/95) and the lowest return for a quarter was 0.64% (quarter ended 03/31/94). For the most recent calendar quarter ended 03/31/00, the return was 1.29%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE   PAST FIVE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1999)                        YEAR       YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------
 Cash Management Portfolio                                    4.87%      5.11%         4.57%
-----------------------------------------------------------------------------------------------

(1)  Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]



1997                                                                   24.48%
1998                                                                   24.61%
1999                                                                   21.40%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -5.24% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/00, the return was 4.23%.
--------------------------------------------------------------------------------

          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1999)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio                                  21.40%           22.67%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                  21.03%           26.60%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                             -0.81%            6.60%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               11.54%           17.41%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                             EQUITY INDEX PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART}



1999                                                                    17.14%

During the period shown in the bar chart, the highest return for a quarter was 14.57% (quarter ended 12/31/99) and the lowest return for a quarter was -7.18% (quarter ended 09/30/99). For the most recent calendar quarter ended 03/31/00, the return was 2.08%.
--------------------------------------------------------------------------------

           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1999)              YEAR          INCEPTION(1)
-----------------------------------------------------------------------------------------
 Equity Index Portfolio                                        17.14%           24.75%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 21.03%           26.61%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is December 14, 1998. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                         DAVIS VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]



1995                                                                 37.45%
1996                                                                 24.76%
1997                                                                 34.32%
1998                                                                 13.73%
1999                                                                 16.11%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/00, the return was 9.85%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED   PAST ONE    PAST FIVE    RETURN SINCE
DECEMBER 31, 1999)                                              YEAR        YEARS      INCEPTION(1)
----------------------------------------------------------------------------------------------------
 Davis Venture Value Portfolio(2)                              16.11%       24.92%         23.75%
----------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                 21.03%       28.56%         26.90%
----------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to April 10, 2000, the Davis Venture Value Portfolio was named the Venture Value Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

1994                                                                 -2.16%
1995                                                                 43.79%
1996                                                                 29.11%
1997                                                                 31.43%
1998                                                                 52.23%
1999                                                                 33.07%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -12.54% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/00, the return was 7.01%.
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1999)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio                                              33.07%      37.66%         27.69%
------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                           33.16%      32.41%         23.75%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

1997                                                                    12.35%
1998                                                                    17.43%
1999                                                                    84.66%

During the period shown in the bar chart, the highest return for a quarter was 53.68% (quarter ended 12/31/99) and the lowest return for a quarter was -17.31% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/00, the return was 8.30%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                                                       84.66%        30.10%
----------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                             21.25%        11.15%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135,000 as of December 31, 1986.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

[BAR CHART]

1998                                                                 10.83%
1999                                                                 24.18%

During the period shown in the bar chart, the highest return for a quarter was 14.81% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98). For the most recent calendar quarter ended 03/31/00, the return was 2.87%.
--------------------------------------------------------------------------------

                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1999)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio                                        24.18%         15.87%
----------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               27.31%         16.44%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 20 developed market countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York (Life Companies), each of which is affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal strategy for pursuing it as described in the charts beginning on page 3. The charts below summarize information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase.


-----------------------------------------------------------------------------------------------------------------------
PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------
                                       CASH
                                       MANAGEMENT                             SUNAMERICA
                                                                              BALANCED
-----------------------------------------------------------------------------------------------------------------------
  What are the Portfolio's principal   - Fixed income securities:             - Equity securities:
  investments?                           - U.S. treasury bills                  - common stocks
                                         - agency discount notes              - Fixed income securities:
                                         - commercial paper                     - U.S. government securities
                                         - corporate debt instruments           - corporate debt instruments
                                         - Short-term investments
-----------------------------------------------------------------------------------------------------------------------
  In what other types of investments   N/A                                      - Equity securities:
  may the Portfolio significantly                                               - small-cap stocks
  invest?                                                                        (up to 20%)
                                                                              - Short-term investments
                                                                                (up to 10%)
                                                                              - Defensive investments
                                                                              - Foreign securities
                                                                              - Illiquid securities
                                                                                (up to 15%)
-----------------------------------------------------------------------------------------------------------------------
  What other types of investments may  N/A                                    - Options and futures
  the Portfolio use as part of                                                - Currency transactions
  efficient portfolio management or                                           - Borrowing for temporary or
  to enhance return?                                                          emergency purposes (up to 33 1/3%)
                                                                              - Securities lending
                                                                                (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------
  What risks normally affect the       - Interest rate fluctuations           - Market volatility
  Portfolio?                           - Security selection                   - Interest rate fluctuations
                                                                              - Credit quality
                                                                              - Currency volatility
                                                                              - Foreign exposure
                                                                              - Derivatives
                                                                              - Hedging
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                         PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                         INTERNATIONAL
                                             DAVIS VENTURE                             AGGRESSIVE          GROWTH AND
                          EQUITY INDEX           VALUE          ALLIANCE GROWTH          GROWTH              INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - Equity            - Equity            - Equity            - Equity            - Equity
  Portfolio's          securities:         securities:         securities:         securities:         securities:
  principal             - common stocks     - large-cap stocks  - large-cap stocks   - small-cap stocks  - large-cap stocks
  investments?                                                                       - mid-cap stocks     (foreign)
                                                                                     - convertible     - Foreign
                                                                                      securities        securities
                                                                                     - warrants
                                                                                   - Defensive
                                                                                     investments
                                                                                   - Options and
                                                                                     futures
-----------------------------------------------------------------------------------------------------------------------------
  In what other types  N/A                 - Mid-cap stocks    - Foreign           N/A                 - Equity
  of investments may                       - Foreign           securities                              securities:
  the Portfolio                              securities          (up to 25%)                             - mid-cap stocks
  significantly                                                                                           (foreign)
  invest?                                                                                                - Foreign
                                                                                                         securities:
                                                                                                         - emerging
                                                                                                           markets
-----------------------------------------------------------------------------------------------------------------------------
  What other types of  - Short-term        - Short-term        - Short-term        - Borrowing for     - Equity
  investments may the    investments       investments         investments         temporary or        securities:
  Portfolio use as     - Defensive         - Defensive         - Defensive           emergency           - small-cap
  part of efficient      investments         investments         investments         purposes            stocks
  portfolio            - Options and       - U.S. government   - Borrowing for       (up to 33 1/3%)      (foreign)
  management or to       futures             securities          temporary or      - Illiquid          - large-cap stocks
  enhance return?        (up to 20%)                             emergency         securities (up to      (U.S.)
                       - Borrowing for                           purposes            33 1/3%)          - Currency
                         temporary or                            (up to 33 1/3%)   - Short-term          transactions
                         emergency                             - Options and         Investments       - Short-term
                       purposes                                futures                                   investments
                         (up to 33 1/3%)
                       - Securities
                       lending
                         (up to 33 1/3%)
                       - Illiquid
                       securities
                         (up to 15%)
                       - Foreign
                       securities
                       - Small-cap stocks
                       - Registered
                         investment
                         companies
                       - Firm commitments
                       - When issued and
                         delayed-delivery
                         transactions
-----------------------------------------------------------------------------------------------------------------------------
  What risks normally  - Market            - Market            - Market            - Market            - Currency
  affect the           volatility          volatility          volatility          volatility            volatility
  Portfolio?           - Passively-        - Securities        - Securities        - Securities        - Foreign exposure
                         managed             selection           selection           selection         - Market
                         strategy                              - Active trading    - Illiquidity       volatility
                       - Active trading                        - Growth stocks     - Interest rate     - Securities
                                                                                     fluctuations        selection
                                                                                   - Small and medium  - Hedging
                                                                                   sized companies
                                                                                   - Credit quality
                                                                                   - Derivatives
                                                                                   - Hedging
                                                                                   - Emerging markets
                                                                                   - Active trading
                                                                                   - Growth stocks
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED

INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc.( Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within in a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REGISTERED INVESTMENT COMPANIES are investments by a Portfolio in other investment companies which are registered in accordance with the federal securities laws.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

CURRENCY VOLATILITY: The value of a Portfolio's foreign investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio's non-U.S. dollar denominated securities.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, the Portfolio will be exposed to the risks associated with hedging as describe in this glossary. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of EMERGING MARKET countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "Dogs" of Wall Street Portfolio, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL AND MEDIUM SIZED COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Securities of medium sized companies are also usually more volatile and entail greater risks than securities of large companies.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. SAAMCo does not presently rely on this exemptive order with respect to the Trust. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended January 31, 2000, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................           0.49%
SunAmerica Balanced Portfolio................           0.62%
Equity Index Portfolio.......................           0.40%
Davis Venture Value Portfolio................           0.71%
Alliance Growth Portfolio....................           0.60%
Aggressive Growth Portfolio..................           0.70%
International Growth and Income Portfolio....           0.98%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance serves as investment manager of employee benefit fund assets for 31 of the Fortune 100 companies.

DAVIS SELECTED ADVISERS, L.P. (Davis Selected) is located at 2949 East Elvira Road, Suite 101, Tucson, AZ 85706. Davis Selected provides advisory services to other investment companies. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.

FIRST AMERICAN ASSET MANAGEMENT (First American) is located at 601 Second Avenue South, Minneapolis, Minnesota 55402. First American has acted as an investment adviser to First American Investment Funds, Inc. since its inception in 1987 and has acted as investment adviser to First American Funds, Inc. since 1982 and to First American Strategy Funds, Inc. since 1996.

PUTNAM INVESTMENT MANAGEMENT, INC. (Putnam), is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each portfolio is set forth in the following table.

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Cash Management Portfolio     SAAMCo                        - Fixed Income Investment    The Fixed Income
                                                                Team                       Investment Team has
                                                                                           been responsible for
                                                                                           the management of this
                                                                                           portfolio since its
                                                                                           inception in 1993.
 ----------------------------------------------------------------------------------------------------------------
  SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
  Portfolio                                                     Senior Vice President and  portfolio manager with
                                                              Portfolio Manager            SAAMCo since 1996. He
                                                                                           joined SAAMCo in 1993
                                                                                           as an equity analyst.
 ----------------------------------------------------------------------------------------------------------------
  Equity Index Portfolio        First American                - James S. Rovner            Mr. Rovner joined
                                                                Portfolio Manager          First American in 1986
                                                                                           as a portfolio manager
                                                                                           and has managed assets
                                                                                           for institutional and
                                                                                           individual clients for
                                                                                           over 15 years,
                                                                                           specializing in equity
                                                                                           and balanced
                                                                                           investment strategies.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - Evan C. Lundquist          Mr. Lundquist joined
                                                              Portfolio Manager            First American in 1998
                                                                                           as an analyst and
                                                                                           portfolio manager. He
                                                                                           has analytic
                                                                                           responsibilities for
                                                                                           paper/forest products,
                                                                                           metals and mining,
                                                                                           steel, engineering and
                                                                                           construction, and
                                                                                           building and
                                                                                           appliances industries.
 ----------------------------------------------------------------------------------------------------------------
  Davis Venture Value           Davis Selected                - Christopher C. Davis       Mr. Davis has been
  Portfolio                                                     Portfolio Manager          employed by Davis
                                                                                           Selected since 1989 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, co-portfolio
                                                                                           manager, and portfolio
                                                                                           manager.
                                                              - Kenneth C. Feinberg        Mr. Feinberg has been
                                                                Portfolio Manager          employed by Davis
                                                                                           Selected since 1994 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, and portfolio
                                                                                           manager.
 ----------------------------------------------------------------------------------------------------------------
  Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                                Executive Vice President   company in 1984 as a
                                                              and Portfolio Manager        research analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1993 and
                                                                                           was promoted to an
                                                                                           Executive Vice
                                                                                           President in 1999.
 ----------------------------------------------------------------------------------------------------------------
  Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined the
                                                                Vice President and         firm in 1998 as a Vice
                                                              Portfolio Manager            President and
                                                                                           portfolio manager.
                                                                                           Prior to joining
                                                                                           SAAMCo, she was the
                                                                                           founder and General
                                                                                           Partner of Manhattan
                                                                                           Capital Partners, L.P.
                                                                                           from 1991 to 1995.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  International Growth and      Putnam                        - Deborah F. Kuenstner       Ms. Kuenster joined
  Income Portfolio                                              Chief Investment Officer   Putnam as a Senior
                                                                and Managing Director      Vice President and
                                                                                           Senior Portfolio
                                                                                           Manager in March 1997.
                                                                                           Ms. Kuenstner was
                                                                                           Senior Portfolio
                                                                                           Manager at Dupont
                                                                                           Pension Fund
                                                                                           Management from 1989
                                                                                           to 1997.
                                                              - George W. Stairs           Mr. Stairs joined
                                                                Senior Vice President and  Putnam as a Global
                                                              Portfolio Manager            Equity research
                                                                                           analyst in 1994. In
                                                                                           1997, he became a
                                                                                           Senior Vice President
                                                                                           and Portfolio Manager.
                                                                                           Mr. Stairs was an
                                                                                           Associate at Value
                                                                                           Quest Ltd. from 1992
                                                                                           to 1994.
 ----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio is intended to help you understand the Portfolios' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders, which is available upon request.

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS*
    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                     NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS     NET
                    ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                    VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED     VALUE
     PERIOD       BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF     TOTAL
     ENDED        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD   RETURN***
   --------------------------------------------------------------------------------------------------------------------
                                                                                              Cash Management Portfolio

     11/30/95      $10.47      $0.56         $ 0.01         $ 0.57        $(0.34)        $   --      $10.70      5.59%
     11/30/96       10.70       0.53          (0.02)          0.51         (0.45)            --       10.76      4.92
     11/30/97       10.76       0.53           0.01           0.54         (0.56)            --       10.74      5.22
     11/30/98       10.74       0.54          (0.02)          0.52         (0.68)            --       10.58      5.05
      1/31/99#      10.58       0.08           0.01           0.09            --             --       10.67      0.85
      1/31/00       10.67       0.51             --           0.51         (0.24)            --       10.94      4.85

                                                                                          SunAmerica Balanced Portfolio

       6/3/96-
     11/30/96       10.00       0.10           1.03           1.13            --             --       11.13     11.30
     11/30/97       11.13       0.23           2.15           2.38         (0.04)         (0.02)      13.45     21.48
     11/30/98       13.45       0.30           2.33           2.63         (0.11)         (0.36)      15.61     19.81
      1/31/99#      15.61       0.05           1.58           1.63            --             --       17.24     10.44
      1/31/00       17.24       0.36           1.80           2.16         (0.12)         (0.22)      19.06     12.76

                                                                                                 Equity Index Portfolio

     12/14/98-
      1/31/99       10.00       0.01           1.17           1.18         (0.03)            --       11.15     11.81
      1/31/00       11.15       0.12           0.67           0.79         (0.06)            --       11.88      7.05

                                                                                          Davis Venture Value Portfolio

     11/30/95        9.78       0.17           3.55           3.72         (0.03)            --       13.47     38.17
     11/30/96       13.47       0.18           3.46           3.64         (0.09)         (0.12)      16.90     27.44
     11/30/97       16.90       0.19           4.73           4.92         (0.09)         (0.26)      21.47     29.62
     11/30/98       21.47       0.20           2.23           2.43         (0.12)         (0.68)      23.10     11.36
      1/31/99#      23.10       0.03           1.25           1.28            --             --       24.38      5.54
      1/31/00       24.38       0.13           3.06           3.19         (0.20)         (0.93)      26.44     13.42

                  NET                     RATIO OF NET
                 ASSETS      RATIO OF      INVESTMENT
                 END OF     EXPENSES TO    INCOME TO
     PERIOD      PERIOD     AVERAGE NET     AVERAGE      PORTFOLIO
     ENDED      (000'S)       ASSETS       NET ASSETS    TURNOVER
   ----------  ---------------------------------------------------
     11/30/95  $   90,731      0.67%          5.32%          --%
     11/30/96      91,247      0.62           4.90           --
     11/30/97     156,119      0.63           5.06           --
     11/30/98     223,640      0.58           4.97           --
      1/31/99     277,370      0.62+          5.02+          --
      1/31/00     466,588      0.53           4.82           --
       6/3/96
     11/30/96      10,224      1.00+++        1.92+++        40
     11/30/97      44,621      1.00           1.82          143
     11/30/98     149,242      0.78           2.10          111
      1/31/99     194,878      0.74+@         1.73+@         26
      1/31/00     509,054      0.66           2.01          197
     12/14/98
      1/31/99      11,168      0.55+++        0.75+++        --
      1/31/00      63,487      0.55++         1.02++          1
     11/30/95     154,908      1.00++         1.43++         18
     11/30/96     516,413      0.85           1.21           22
     11/30/97   1,140,053      0.79           0.98           22
     11/30/98   1,725,411      0.75           0.89           25
      1/31/99   1,840,354      0.77+          0.86+           5
      1/31/00   2,303,994      0.74           0.51           23

---------------

     *  Calculated based upon average shares outstanding

     **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

     #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

     +  Annualized

     @ Net of custody credits of 0.01%, 0.01% and 0.02%, for the periods ending November 30, 1998, January 31, 1999 and January 31, 2000, respectively.

     ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                             EXPENSES                               NET INVESTMENT INCOME (LOSS)
                           ---------------------------------------------    ---------------------------------------------
                           11/95   11/96   11/97   11/98   1/99+   1/00     11/95   11/96   11/97   11/98   1/99+   1/00
                           ---------------------------------------------    ---------------------------------------------
   Cash Management.......  0.67%   0.62%   0.63%   0.58%   0.62%   0.53%     5.32%   4.90%   5.06%  4.97%   5.02%    4.82%
   SunAmerica Balanced...    --    1.43    1.00    0.78    0.74    0.66        --    1.49    1.82   2.10    1.73     2.01
   Equity Index .........    --      --      --      --    1.80    0.85        --      --      --     --    0.50     0.72
   Davis Venture Value...  1.02    0.85    0.79    0.75    0.77    0.74      1.41    1.21    0.98   0.89    0.86     0.51

---------------------

    SUNAMERICA SERIES TRUST
    FINANCIAL HIGHLIGHTS* (continued)

    SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD
    ----------------------------------------------------------------------------

                   NET         NET                          TOTAL        DIVIDENDS      DIVIDENDS     NET
                  ASSET      INVEST-      NET REALIZED       FROM      DECLARED FROM    FROM NET     ASSET
                  VALUE        MENT       & UNREALIZED     INVEST-          NET         REALIZED     VALUE
     PERIOD     BEGINNING     INCOME     GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON     END OF        TOTAL
     ENDED      OF PERIOD    (LOSS)**     INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   PERIOD      RETURN***
   -----------------------------------------------------------------------------------------------------------------------
                                                                                                 Alliance Growth Portfolio

    11/30/95     $10.64       $ 0.07         $ 5.08         $ 5.15        $(0.03)        $(0.13)     $15.63        48.91%
    11/30/96      15.63         0.08           4.07           4.15         (0.04)         (1.01)      18.73        28.05
    11/30/97      18.73         0.16           4.76           4.92         (0.05)         (1.04)      22.56        27.80
    11/30/98      22.56         0.07           7.77           7.84         (0.06)         (2.30)      28.04        35.92
     1/31/99#     28.04         0.00           7.22           7.22            --             --       35.26        25.75
     1/31/00      35.26        (0.04)          4.46           4.42         (0.05)         (3.05)      36.58        14.09

                                                                                               Aggressive Growth Portfolio
      6/3/96-
    11/30/96      10.00         0.02           0.34           0.36            --             --       10.36         3.60
    11/30/97      10.36         0.01           1.40           1.41         (0.01)            --       11.76        13.62
    11/30/98      11.76         0.04           0.52           0.56            --             --       12.32         4.76
     1/31/99#     12.32           --           3.20           3.20            --             --       15.52        25.97
     1/31/00      15.52           --           8.59           8.59         (0.03)         (1.36)      22.72        60.62

                                                                                 International Growth and Income Portfolio
      6/2/97-
    11/30/97      10.00         0.03           0.38           0.41            --             --       10.41         4.10
    11/30/98      10.41         0.13           0.86           0.99         (0.03)         (0.06)      11.31         9.58
     1/31/99#     11.31           --           0.40           0.40         (0.02)         (0.19)      11.50         3.56
     1/31/00      11.50         0.15           1.97           2.12         (0.45)         (0.89)      12.28        17.99

                  NET                     RATIO OF NET
                 ASSETS      RATIO OF      INVESTMENT
                 END OF     EXPENSES TO    INCOME TO
     PERIOD      PERIOD     AVERAGE NET     AVERAGE      PORTFOLIO
     ENDED      (000'S)       ASSETS       NET ASSETS    TURNOVER
   ----------  ---------------------------------------------------
    11/30/95   $  167,870      0.79%          0.51%         138%
    11/30/96      381,367      0.71           0.51          121
    11/30/97      704,533      0.65           0.37          110
    11/30/98    1,396,140      0.58           0.27           90
     1/31/99#   1,864,924      0.63+         (0.01)+         11
     1/31/00    2,875,413      0.63          (0.11)          77
      6/3/96-
    11/30/96       35,124      1.05+++        0.46+++        47
    11/30/97      103,603      0.90          (0.13)         221
    11/30/98      133,183      0.83           0.32          268
     1/31/99#     182,313     0.82+           0.13+          29
     1/31/00      450,073      0.75           0.02          131
      6/2/97-
    11/30/97       42,844      1.60+++        0.61+++        19
    11/30/98      128,344      1.46           1.12           51
     1/31/99#     142,497      1.46+         (0.10)          10
     1/31/00      253,962      1.21           1.16           75

---------------

    *  Calculated based upon average shares outstanding

    **  After fee waivers and expense reimbursements by the investment adviser

    *** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

    #  The Portfolio changed its fiscal year ended from November 30 to January
    31.

    +  Annualized

    ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                               EXPENSES                              NET INVESTMENT INCOME (LOSS)
                             ---------------------------------------------   ---------------------------------------------
                             11/95   11/96   11/97   11/98   1/99+   1/00    11/95   11/96   11/97   11/98   1/99+   1/00
                             ---------------------------------------------   ---------------------------------------------
    Alliance Growth.......   0.79%   0.71%   0.65%   0.58%   0.63%   0.63%   0.51%   0.51%   0.37%   0.27%   (0.01)% (0.11)%
    Aggressive Growth.....     --    1.09    0.90    0.83    0.82    0.75      --    0.42   (0.13)   0.32     0.13    0.02
    International Growth
    and Income............     --      --    2.02    1.46    1.46    1.21      --      --    0.19    1.12    (0.10)   1.16

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238
                                       25